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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------

                        AUGUST 19, 2002 (AUGUST 19, 2002)
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))


                               CENDANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                  1-10308                  06-0918165
        (STATE OR OTHER       (COMMISSION FILE NO.)        (I.R.S. EMPLOYER
          JURISDICTION                                  IDENTIFICATION NUMBER)
      OF INCORPORATION OR
         ORGANIZATION)

       9 WEST 57TH STREET
          NEW YORK, NY                                           10019
     (ADDRESS OF PRINCIPAL                                     (ZIP CODE)
       EXECUTIVE OFFICE)



                                 (212) 413-1800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                      NONE
       (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF APPLICABLE)


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Item 9.  Regulation FD Disclosure

           EXCEPT AS EXPRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, "CENDANT", "WE", "OUR", OR "US" MEANS CENDANT CORPORATION, A DELAWARE CORPORATION, AND ITS SUBSIDIARIES.

      On August 19, 2002, we announced that the staff of the SEC has confirmed that upon the filing of an amendment to our Form 10-K/A and Form 10-Q to remove certain nonfinancial disclosures and the certification of such amendments, we will satisfy SEC certification requirements. We filed such amendments and new certifications on August 19, 2002.

      A copy of the press release announcing the foregoing and a copy of the new certifications are attached as Exhibits 99.1 and 99.2, respectively, to this Form 8-K and are incorporated by reference herein.

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                                    SIGNATURE



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CENDANT CORPORATION



                                    BY:    /s/ Eric J. Bock
                                   ------------------------------------
                                          Eric J. Bock
                                          Executive Vice President -- Law
                                          and Corporate Secretary


Date:  August 19, 2002








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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                          REPORT DATED AUGUST 19, 2002


                                  EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION

99.1 Press Release issued by Cendant Corporation on August 19, 2002, announcing Cendant's intent to satisfy SEC certification requirements.

99.2(a) Certifications signed by Messrs. Silverman and Sheehan under the Sarbanes-Oxley Act pursuant to Section 906 of the Sarbanes-Oxley Act.

99.2(b) Sworn statements signed by Messrs. Silverman and Sheehan pursuant to the SEC's June 27, 2002 order.